SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                -----------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               January 8, 2003

Aquatic Cellulose International Corporation
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(Exact Name of Registrant as Specified in its Charter)


Nevada                            0-27063                 82-0381904
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(State or Other Jurisdiction      (Commission             (IRS Employer
of Incorporation)                 File Number)            Identification No.)



3704 32nd Street, Suite 301 Vernon, BC                         VIT 5N6
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (250) 558-5410

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(Former Name or Former Address, if Changed Since Last Report)


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Item 4.       Change in Registrant's Certifying Accountants.

     On December 18, 2002 Merdinger, Fruchter , Rosen and Company, P.C. (the "Former Accountants") informed Aquatic Cellulose International Corporation (the "Company") they have decided to cease auditing publicly traded companies and have resigned as the company's principal accountants.

     The Former Accountants' re[ports on the financial statements for the fiscal years ended May 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company's Board of Directors has approved the resignation of the Former Accountants.

     During the last two fiscal years preceding the Former Accounts' resignation, and for the interim period from June 1, 2002 through January 8, 2003, there were no disagreements with the Former Accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     During the last two fiscal years preceding the Former Accountants' resignation, and for the interim period from June 1, 2002 through January 8, 2003, there were no "reportable events" as defined by Regulation S-K, Item 304(a)(1)(v)(A) through (D).

     On January 8, 2003, the Company engaged Stonefield Josephson, Inc., (the "New Accountants") as our principal accountants to audit our financial statements. The engagement of the new Accountants was approved by the Company's Board of Directors.

     A letter from the former Accounts addressed to the Securities and Exchange Commission stating the Former Accountants agree with the statements made by the Company in this report has been filed as an exhibit to this report.

Item 7(c.)     Exhibits

     The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulations S-B:

     Exhibit        Name of Exhibit
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     16             Letter from Merdinger, Fruchter, Rosen and Company, P.C.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 10, 2003       Aquatic Cellulose International Corporation



/s/ Gary Ackles            Director, Chief Executive Officer,   January 10, 2003
    -----------            President and Chief Accounting
    Gary Ackles            Officer

/s/ Claus Wagner-Bartak    Director                             January 10, 2003
    -------------------
    Claus Wagner-Bartak


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